A copy of certain financial information of Engineered Wire Products, Inc. ("EWP") is presented below. Such financial information is limited in scope, covers a limited time period and has been prepared solely for purposes of internal reporting within Keystone Consolidated Industries, Inc. The financial information is unaudited and does not purport to show the financial statements of EWP in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Undue reliance should not be placed on this financial information. There can be no assurance that such financial information is complete.

                            ENGINEERED WIRE PRODUCTS
                             STATEMENT OF OPERATIONS
                        FOR THE PERIOD ENDED JUNE 30, 2004

                               ($'s IN THOUSANDS)

                                                          Year to Date
      June 2004                                             June 2004
    ------------                                          ------------
       $4,691       SALES - OUTSIDE CUSTOMERS                $27,039
            0       SALES - INTERCOMPANY                           0
    ------------                                          ------------
        4,691       NET SALES                                 27,039

        3,169       VARIABLE PRODUCTION COSTS                 18,934
    ------------                                          ------------

        1,522       VARIABLE CONTRIBUTION                      8,105
    ------------                                          ------------

          125       MANUFACTURING FIXED COSTS                    825
           87       DEPRECIATION                                 522
    ------------                                          ------------

          212       TOTAL FIXED COSTS                          1,347
    ------------                                          ------------

        1,310       GROSS PROFIT                               6,758
    ------------                                          ------------

          216       SELLING EXPENSE                            1,080
          220       ADMINISTRATIVE EXPENSE                     1,077
    ------------                                          ------------

          436       TOTAL SELLING & ADMIN.EXPENSE              2,157
    ------------                                          ------------

          874       OPERATING PROFIT                           4,601

            0       EARNINGS IN UNCONSOL. SUBSIDIARIES             0
            0       INTEREST INCOME                                0
           25       INTEREST EXPENSE                             187
           (3)      OTHER INCOME (EXPENSE)                         5
            0       GAIN ON SALE OF FIXED ASSETS                   0
    ------------                                          ------------

          846       INCOME BEFORE TAXES                        4,419

          334       INCOME TAXES                               1,745
    ------------                                          ------------

          512       INCOME FROM OPERATIONS                     2,674
            0       ACCOUNTING CHANGE                              0
            0       MINORITY INTEREST                              0
    ------------                                          ------------

         $512       NET INCOME                                $2,674
    ============                                          ============

                            ENGINEERED WIRE PRODUCTS
                                  BALANCE SHEET
                                  JUNE 30, 2004

                                ($ IN THOUSANDS)

CURRENT ASSETS:
  CASH                                     $157
  MARKETABLE SECURITIES                       0
  NOTES & ACCOUNT RECEIVABLE NET          7,653
  INTERCOMPANY ACCOUNTS RECEIVABLE            0

 INVENTORIES AT COST                     12,153
   LESS LIFO RESERVE                          0
                                       ---------
 INVENTORIES AT LIFO                     12,153
                                       ---------

  PREPAID EXPENSES                           20
  DEFERRED INCOME TAXES                       0
  OTHER CURRENT ASSETS                        0
                                       ---------
   TOTAL CURRENT ASSETS                  19,983
                                       ---------

 PROPERTY PLANT & EQUIPMENT AT COST      18,676
    LESS ACCUMULATED DEPRECIATION        11,992
                                       ---------
      NET PLANT, PROPERTY & EQUIPMENT     6,684
                                       ---------

 DEFERRED FINANCING EXPENSE                   0
 DEFERRED INCOME TAXES                        0
 PREPAID PENSION ASSET                        0
 RESTRICTED INVESTMENTS                       0
 GOODWILL                                     0
  OTHER LONG TERM ASSETS                      0
                                       ---------
    TOTAL  ASSETS                       $26,667
                                       =========

LIABILITIES AND EQUITIES:
  REVOLVING LOAN FACILITY                $2,221
  NOTES PAYABLE & CURRENT L.T. DEBT       1,381
  KCI LOAN ACCOUNT                           47
  INTERCOMPANY ACCOUNTS PAYABLE           3,946
  ACCOUNTS PAYABLE                          389
  ACCRUED OPEB                                0
  ACCRUED PREFERRED STOCK DIVIDENDS           0
  ACCRUED LIABILITIES                     1,490
  ACCRUED PENSIONS                          109
  INCOME TAXES PAYABLE                    1,746
                                       ---------
     TOTAL CURRENT LIABILITIES           11,329
                                       ---------

  LONG TERM DEBT                          4,884
  ACCRUED OPEB                                0
  LONG TERM PENSIONS                          0
  LONG TERM OTHER                             0
  DEFERRED FEDERAL INCOME TAX                 0
                                       ---------
     TOTAL LONG TERM LIABILITIES          4,884
                                       ---------

  MINORITY INTEREST                           0
                                       ---------
  PREFERRED STOCK                             0
                                       ---------

  SFAS #87 ADJUSTMENT                         0
  COMMON STOCK                                0
  OTHER CAPITAL                               0
  INVESTMENT EQUITY                           0
  RETAINED EARNINGS                      10,454
   LESS TREASURY STOCK                        0
                                       ---------
     TOTAL EQUITY                        10,454
                                       ---------
TOTAL LIABILITIES & EQUITY              $26,667
                                       =========

                            ENGINEERED WIRE PRODUCTS
                             STATEMENT OF CASH FLOWS
                        FOR THE PERIOD ENDED JUNE 30, 2004

                                 (IN THOUSANDS)

CASH FLOWS FROM OPERATING ACTIVITIES:
 NET INCOME                                               $2,674

    PROVISION FOR DEPRECIATION                               522
    (GAIN) LOSS ON SALE OF ASSETS                              0
    PROVISION FOR BAD DEBT ALLOWANCE                          19
    PROV. FOR INVENT. RESERVES (EXCLUDING LIFO)                0
    PROVISION FOR LIFO RESERVE                                 0
   CHANGE IN ASSETS AND LIABILITIES:
     (INCREASE) DECREASE ACCTS. & NOTES REC.              (4,432)
     (INCREASE) DECREASE INVENTORY                        (5,501)
     (INCREASE) DECREASE PREPAID EXPENSES                  3,361
     (INCREASE) DECREASE OTHER ASSETS                          0
     INCREASE (DECREASE) ACCTS PAY.                          (45)
     INCREASE (DECREASE) ACCRUED PENSIONS                    109
     INCREASE (DECREASE) DEFERRED TAXES                        0
     INCREASE (DECREASE) OPEB LIABILITIES                      0
     INCREASE (DECREASE) OTHER LIABILITIES                 2,054
     (INCREASE) DECREASE INTERCO ACCT. REC                     0
     INCREASE (DECREASE) INTERCO ACCTS PAY.                3,946
                                                       ----------

 NET ADJUSTMENTS                                              33
                                                       ----------

 NET CASH PROVIDED (USED) BY OPERATIONS                    2,707
                                                       ----------

   CASH FLOW FROM INVESTING ACTIVITIES:
     PROCEEDS FROM SALE OF PP & E                              0
     CAPITAL EXPENDITURES                                   (115)
     INTERCO PP&E TRANSFERS NET                                0
                                                       ----------

 NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES           (115)
                                                       ----------

 CASH FLOW FROM FINANCING ACTIVITIES:
    REVOLVING CREDIT FACILITY, NET                        (1,776)
    REPAYMENTS OF OTHER DEBT                                (581)
    PROCEEDS OF OTHER DEBT                                 6,776
    INCREASE (DECREASE) KCI LOAN                          (7,125)
    PROCEEDS FROM ISSUANCE OF COMMON STOCK                     0
    DIVIDENDS PAID                                             0
                                                       ----------

 NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES         (2,706)
                                                       ----------

 NET INCREASE (DECREASE) IN CASH                            (114)

 CASH AT BEGINNING OF PERIOD                                 271
                                                       ----------

 CASH AT END OF PERIOD                                      $157
                                                       ==========